Exhibit 10.1


                                Corporate Banking
                                    Services








                            Advice of Borrowing Terms
                                       for
                            Vicon Industries Limited





                                      From:
                                  Solent Region


                                  25 March 2002

                                 Advice of Borrowing Terms

Relationship        Corporate Banking, Solent       Date:  25 March 2002
Office:             Region

              Borrower(s)                        Registered Number:
       Vicon Industries Limited                        1551194


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 12th March 2003 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

o     the terms and conditions below,

o the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

o     the Security detailed in the attached Security Schedule, and

o     the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.

Preconditions:
Preconditions which must be satisfied before facilities can be utilised:
o A signed copy of this Advice of Borrowing Terms to be returned to us.
o Receipt of a certified copy of a resolution of your board of directors confirming:-
 o certification by the chairman of the meeting that a valid quorum was present and the meeting was duly convened
 o  agreement to give security (if applicable)
 o  acceptance of the terms and conditions of the facility/facilities
 o authorisation of a person or persons to sign the Form of Acceptance in this Advice of Borrowing Terms and to take such other action as may be necessary for the purpose of the facility/facilities

Conditions:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:
o Monthly management accounts in the existing format, including aged Debtor profile, to be provided to us within 21 days of the end of the month to which they relate.
o  Audited accounts to be provided to us within 180 days of the financial year end to which they relate.
o  Lending formulae to continue to be adhered to whereby:
=>   Debtors (less than 90 days) plus stock (minus Preferentials) to cover
   Overdraft by 250%;
=>  Debtors (less than 90 days) alone to cover Overdraft by 150%.

Barry Fitzgerald
Senior Corporate Manager
For and on behalf of
National Westminster Bank Plc
Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               Form of Acceptance
                               ------------------


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).





By (name and title):  ................................
     Date

For and on behalf of:
Vicon Industries Limited

                                Facility Schedule

Part 1 - Facilities Repayable on Demand:



                          ----------------------------
                              Composite Facility
                          ----------------------------
------------------------------------------------------------------------------
 Name of Borrower(s):    Vicon Industries Limited

 Limit:  Gross           (pound)1,000,000           Inclusive of any Sub limits
                                                    detailed
------------------------------------------------------------------------------
 Limit:  Net             (pound)1,000,000           below for individual
                                                    facilities
------------------------------------------------------------------------------
 Accounts included in    01144642 ((pound))
 the Composite           140/01/06101445 ($)
 Facility                550/00/06854451
                         (Euro)
------------------------------------------------------------------------------



The following Facilities are included within the Composite Facility Limit arrangement, together with any allocated sub-limit(s):


                            -----------------------
                             Overdraft: - Base rate
                            -----------------------
------------------------------------------------------------------------------
 Account Number:         01144642 ((pound)),
------------------------------------------------------------------------------
 Name of Borrower        Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:                  (pound)1,000,000
------------------------------------------------------------------------------
 Purpose:                To finance working capital
------------------------------------------------------------------------------
 Repayment:              Fully fluctuating
------------------------------------------------------------------------------
 1st Debit Interest      1.5% above the Bank's Base rate
 Rate:
------------------------------------------------------------------------------
 2nd Debit Interest      4.5% above the Bank's Base rate on borrowing over
 Rate:                   (pound)1,000,000 or in excess of agreed facilities
------------------------------------------------------------------------------
 Interest Payable:       Quarterly
------------------------------------------------------------------------------
 Arrangement Fee:       (pound)1,850.00  will be debited on 26th April 2002
------------------------------------------------------------------------------
 Excess                  Fees: We will be entitled to charge an excess fee at
                         the Bank's published rate for each day any agreed limit
                         is exceeded (see our "Services & Charges for Business
                         Customers" brochure for details).
------------------------------------------------------------------------------

                             ----------------------
                             Overdraft: - Currency
                             ----------------------
------------------------------------------------------------------------------
 Account Number:         140/01/06101445   Currency:          US Dollar
------------------------------------------------------------------------------
 Name of Borrower        Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:                  The equivalent of(pound)1,000,000 in US$
------------------------------------------------------------------------------
 Purpose:                To finance working capital
------------------------------------------------------------------------------
 Repayment:              Fully fluctuating
------------------------------------------------------------------------------
 1st Debit Interest      1.5% above the Bank's Currency Base rate.
 Rate:
------------------------------------------------------------------------------
 2nd Debit Interest      4.5% above the Bank's Currency Base rate for
 Rate:                   borrowing over the equivalent of(pound)1,000,000 or in
                         excess of agreed facilities
------------------------------------------------------------------------------
 Interest Payable:       Quarterly
------------------------------------------------------------------------------
 Excess Fees:            We will be entitled to charge an excess fee at the
                         Bank's published rate for each day any agreed limit
                         is exceeded.
------------------------------------------------------------------------------


                             ----------------------
                             Overdraft: - Currency
                             ----------------------
------------------------------------------------------------------------------
 Account Number:         550/00/06854451   Currency:          Euro
------------------------------------------------------------------------------
 Name of Borrower        Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:                  The equivalent in(pound)1,000,000 in Euro
------------------------------------------------------------------------------
 Purpose:                To finance working capital
------------------------------------------------------------------------------
 Repayment:              Fully fluctuating
------------------------------------------------------------------------------
 1st Debit Interest      1.5% above the Bank's Currency Base rate.
 Rate:
------------------------------------------------------------------------------
 2nd Debit Interest      4.5% above the Bank's Currency Base rate for
 Rate:                   borrowing over the equivalent of(pound)1,000,000 or in
                         excess of agreed facilities
------------------------------------------------------------------------------
 Interest Payable:       Quarterly
------------------------------------------------------------------------------
 Excess Fees:            We will be entitled to charge an excess fee at the
                         Bank's published rate for each day any agreed limit
                         is exceeded.
------------------------------------------------------------------------------


                                 --------------------
                                  Forward Exchange
                                 --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Contract Term:          Maximum contract term of 6 months
------------------------------------------------------------------------------
 Purpose:                Currency Hedging
------------------------------------------------------------------------------
 Limit:                  (pound)300,000 where utilisation is calculated in
                         accordance with the Bank's
                         Forward Exchange Matrix from time to time.
------------------------------------------------------------------------------

                              ----------------------
                                   Terminable
                                   Indemnities
                              ----------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:                  (pound)250,000
------------------------------------------------------------------------------
 Type and Purpose:       HM Customs & Excise Duty deferment Bond
------------------------------------------------------------------------------
 Basis of Expiry:        Ongoing
------------------------------------------------------------------------------
 Indemnity Fee:          (pound)2,188 p.a. (i.e. 0.875%) payable half yearly
                         in advance,
                         debited biannually in instalments of(pound)1,094.00
------------------------------------------------------------------------------


                                --------------------
                                  Settlement Risk
                                --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit/Frequency:        (pound)20,000 at any one time
------------------------------------------------------------------------------
 Type and Purpose:       Inward Collections : to release Documents in Trust
------------------------------------------------------------------------------


                                --------------------
                                  Settlement Risk
                                --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit/Frequency:        (pound)500,000 per day
------------------------------------------------------------------------------
 Type and Purpose:       Daytime exposure limit to facilitate payments from
                         International Banking Centre
------------------------------------------------------------------------------


                                --------------------
                                Cheque Negotiations
                                --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:                  (pound)50,000
------------------------------------------------------------------------------
 Purpose:                Negotiation of Foreign Cheques with Recourse
------------------------------------------------------------------------------
 Fees:                   Subject to separate tariff, calculated on sterling
                         value of cheque.  Information available upon
                         request or at the time the service is provided
------------------------------------------------------------------------------

Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

------------------------------------------------------------------------------
     Name of Borrower       Facility and Purpose     Amount         Date
                                                    (pound)      Agreement
                                                                   Signed
------------------------------------------------------------------------------
  Vicon Industries         Commercial Fixed         Originally    8 April
  Limited                  Rate Loan                (pound)       1997
                           To uplift Japanese Yen   500,000
                           loan from Chugai         (balance
                           Boyeici Co Ltd and       (pound)254,167
                           to plus provide working  plus
                           capital                  Interest)

  Vicon Industries                                                various
  Limited                                          (pound)8,000
                           Company Card for
                           business expenditure
------------------------------------------------------------------------------


                                Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


-------------------------------------------------------------------------------
Date Executed/New:             Security:               Given/to be given by:
-------------------------------------------------------------------------------
6 July 1989        Guarantee for(pound)1 million     Vicon Industries Inc.
-------------------------------------------------------------------------------
9 April 1997       First legal mortgage over         Vicon Industries (UK)
                   Industrial Unit at Site P3,       Limited
                   Brunel Way,  Segensworth
                   Industrial Estate, Fareham ,
                   Hampshire
-------------------------------------------------------------------------------
17 October        Mortgage Debenture                Vicon Industries (UK)
1990                                                Limited
-------------------------------------------------------------------------------